UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 17, 2002

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1170, Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

(Exhibit Index located on Page 3)

ITEM 9. REGULATION FD KISCLOSURE

On July 17, 2002, GulfMark Offshore, Inc. (NASDAQ: GMRK) announced the date of it's upcoming second quarter earnings release and investor conference call. Additional information is included in the Company's press release dated July 17, 2002, which is attached hereto as Exhibit 99.1.

(b) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 17, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2002

GulfMark Offshore, Inc.
(Registrant)

By:	/s/ Edward A. Guthrie
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Edward A. Guthrie
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated July 17, 2002